NDE ENVIRONMENTAL CORPORATION
              1996 ANNUAL REPORT ON FORM 10-KSB/A (Amendment No.1)
                                    Exhibits




Exhibit 10.43 Amendment No. 1 to Loan Agreement (Exhibit 10.25) dated April 10, 1997, among NDE Environmental Corporation Tanknology/NDE Corporation, USTMAN Industries, Inc., ProEco, Inc. Tanknology Canada (1988), Inc. and Bank One, Texas, N.A.

                                 AMENDMENT NO. 1
                                       TO
                                 LOAN AGREEMENT
                             DATED OCTOBER 25, 1996
                  BY AND BETWEEN NDE ENVIRONMENTAL CORPORATION,
              TANKNOLOGY/NDE CORPORATION, USTMAN INDUSTRIES, INC.,
                 PROECO, INC. AND TANKNOLOGY CANADA (1988) INC.
                                       AND
                              BANK ONE, TEXAS, N.A.

     This Amendment No. 1 to Loan Agreement dated as of the 25th day of October, 1996, (this "First Amendment") by and among NDE ENVIRONMENTAL CORPORATION, a Delaware corporation, TANKNOLOGY/NDE CORPORATION, a Delaware corporation, USTMAN INDUSTRIES, INC., a Delaware corporation, PROECO, INC., a Delaware corporation, and TANKNOLOGY CANADA (1988) INC., a Canadian federal corporation (collectively, "Borrower") and BANK ONE, TEXAS, N.A., a national banking association (the "Bank") is entered into this 10th day of April, 1997.

WITNESSETH:

     Borrower has requested that Bank amend the Loan Agreement in several respects and waive Borrower's non-compliance with certain covenants therein, and Bank is willing to do so in accordance with, and subject to, the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the promises herein contained, and each intending to be legally bound hereby, the parties agree as follows:

     I. Amendment to Loan Agreement.

     Article I of the Loan Agreement is hereby amended by replacing the following defined term:

     "Adjusted Liabilities" means Total liabilities less the sum of Subordinated Indebtedness and cash on hand.

     Section 5.19 of the Loan Agreement is hereby amended by replacing it in its entirety with the following:

     5.19 Adjusted Liabilities to Adjusted Net worth. Maintain a ratio of Adjusted Liabilities to Adjusted Net worth of not more than 2.25 to 1.0 through September 30, 1997; thereafter 1.75 to 1.0 through September 30, 1998, thereafter 1.25 to 1.0 through September 30, 1999; and thereafter 1.0 to 1.0.

     Section 5.20 of the Loan Agreement is hereby amended by replacing it in its entirety with the following:

     5.20 Net Worth Requirement. Maintain a total Consolidated Net worth of not less than 90% of Consolidated Net worth at December 31, 1996, plus: (a) 70% of Borrower's Net Income (if positive) subsequent to Closing, calculated cumulatively as of the end of each calender year of Borrower beginning with the year ending December 31, 1997, and (b) 100% of any equity issued.

     II. Certain Waivers. Bank hereby waives non-compliance by the Borrower with the covenants set forth (i) in Section 5.19 of the Loan Agreement, to the extent that Borrower was not in compliance with such covenants prior to the execution of the First Amendment, and (ii) in Section 5,20 of the Loan Agreement as of the period ended December 31, 1996.

     III. Reaffirmation of Representations and Warranties. To induce the Bank to enter into this First Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Article IV of the Loan Agreement and in all other documents executed pursuant thereto, and additionally represents and warrants as follows:

          A. The execution and delivery of this First Amendment and the performance by the borrower of its obligations under this First Amendment are within the Borrower's power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon the Borrower.

          B. The Loan Agreement as amended by this First Amendment represents the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally

          C. No Event of Default or Unmatured Event of Default has occurred and is continuing as of the date hereof.

     IV. Defined Terms. Except as amended hereby, terms used herein that are defined in the Loan Agreement shall have the same meanings herein.

     V. Reaffirmation of Loan Agreement. This First Amendment shall be deemed to be an amendment to the Loan Agreement, and the Loan Agreement, as further amended hereby, is hereby ratified, approved and confirmed in each and every respect. Al references to the Loan Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Loan Agreement as amended hereby.

     VI Entire Agreement. The Loan Agreement, as hereby further amended, embodies the entire agreement between the Borrower and the Bank and supersedes all prior proposals, agreements and understandings relating to the subject matter hereof. The Borrower certifies that it is relying on no representation, warranty, covenant or agreement except for those set forth in the Loan Agreement as hereby further amended hereby and the other documents previously executed or executed of even date herewith.

     VII. Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. This First Amendment has been entered into in Harris County, Texas, and it shall be performable for all purposes in Harris County, Texas. Courts within the State of Texas shall have jurisdiction over any and all disputes between the Borrower and the Bank, whether in law or equity, including, but not limited to, any and all disputes arising out of or relating to the First Amendment or any other Security Instrument; and venue in any such dispute whether in federal or state court shall be laid in Harris County, Texas.

     VIII. Severability. Whenever possible each provision of this First Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this First Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this First Amendment.

     IX. Execution in Counterparts. This First Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

     X. Section Captions. Section captions used in this First Amendment are for convenience of reference only, and shall not affect the construction of this First Amendment.

     XI. Successors and Assigns. This First Amendment shall be binding upon the Borrower and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Bank, and the respective successors and assigns of the Bank.

     XII. Non-Application of Chapter 15 of the Texas Credit Codes. The provisions of Chapter 15 of the Texas Credit Code (Vernon's Texas Civil Statues,
Article 5069-15) are specifically declared by the parties hereto not to be applicable to the Loan Agreement as hereby further amended hereby or any of the other Security Instruments or to the transactions contemplated hereby.

     XIII. Notice. THIS FIRST AMENDMENT TOGETHER WITH THE LOAN AGREEMENT, AND THE OTHER SECURITY INSTRUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PROPER, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.


                                    BORROWER:

                                      NDE ENVIRONMENTAL CORPORATION

                                      By:       /s/ JAY ALLEN CHAFFEE
                                                --------------------------------
                                                Jay Allen Chaffee
                                                Chairman of the Board

                                      TANKNOLOGY/NDE CORPORATION

                                      By:       /s/ JAY ALLEN CHAFFEE
                                                --------------------------------
                                                Jay Allen Chaffee
                                                Chairman of the Board

                                      USTMAN INDUSTRIES, INC.

                                      By:       /s/ JAY ALLEN CHAFFEE
                                                --------------------------------
                                                Jay Allen Chaffee
                                                Chairman of the Board

                                      PROECO, INC.

                                      By:       /s/ JAY ALLEN CHAFFEE
                                                --------------------------------
                                                Jay Allen Chaffee
                                                Chairman of the Board

                                      TANKNOLOGY CANADA (1988) INC.

                                      By:       /s/ JAY ALLEN CHAFFEE
                                                --------------------------------
                                                Jay Allen Chaffee
                                                President

                                      BANK:

                                      BANK ONE, TEXAS, N.A.

                                      By:       /s/ CHARLES KINGSWELL-SMITH
                                                --------------------------------
                                                Charles Kingswell-Smith
                                                Vice President